SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    NOVEMBER 14, 2002
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              FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA,INC.
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             (Exact name of registrant as specified in its charter)


          SOUTH CAROLINA              0-11172                 57-0738665
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   (State or other jurisdiction     (Commission              (IRS Employer
         of incorporation)          File Number)          Identification No.)

           1230 MAIN STREET
           COLUMBIA, SOUTH CAROLINA                             29201
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    (Address of principal executive offices)                  (Zip Code)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (803) 733-2659
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ITEM 5.  OTHER  EVENTS.

     Registrant announced on November 14, 2002 that First-Citizens Bank and Trust Company of South Carolina, has entered into a definitive agreement to acquire First Banks, Inc., parent company of Carnesville, Georgia-based First Bank and Trust and The Bank of Toccoa of Toccoa, Georgia. The transaction is expected to be consummated during the first or second quarter of 2003. Registrant previously announced on September 17, 2002 that it had entered into a letter of intent to merge with First Banks, Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRST CITIZENS BANCORPORATION
                                      OF SOUTH CAROLINA, INC.
                                            (Registrant)

DATE:   November 15, 2002             BY:   /s/ Craig L. Nix
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                                            Craig L. Nix
                                            Chief Financial Officer


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